                                                                    EXHIBIT 23.7

                          CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference of the undersigned as a director nominee of Kilroy Realty Corporation (the "Company") in the Company's Registration Statement on Form S-11.

                                              /s/ Dale F. Kinsella, Esq.
                                          -------------------------------------
                                                 Dale F. Kinsella, Esq.

January 23, 1997